                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-07855

                         SCUDDER AGGRESSIVE GROWTH FUND
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       03/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Aggressive Growth Fund

Semiannual Report to Shareholders

March 31, 2005

Contents

<click here> Performance Summary

<click here> Information About Your Fund's Expenses

<click here> Portfolio Management Review

<click here> Portfolio Summary

<click here> Investment Portfolio

<click here> Financial Statements

<click here> Financial Highlights

<click here> Notes to Financial Statements

<click here> Account Management Resources

<click here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/05
Scudder Aggressive Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	12.70%	5.19%	.42%	-10.90%	5.14%
Class B	12.27%	4.29%	-.42%	-11.66%	4.23%
Class C	12.29%	4.30%	-.39%	-11.68%	4.21%
Russell 3000 Growth Index+	4.92%	1.15%	-.35%	-10.94%	4.15%
S&P 500 Index++	6.88%	6.69%	2.75%	-3.16%	7.44%

Scudder Aggressive Growth Fund	6-Month++	1-Year	3-Year	Life of Class**
Institutional Class	13.17%	5.94%	1.20%	.26%
Russell 3000 Growth Index+	4.92%	1.15%	-.35%	-1.02%
S&P 500 Index++	6.88%	6.69%	2.75%	2.82%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on December 31, 1996. Index returns begin December 31, 1996.
** Institutional Class shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Aggressive Growth Fund - Class A [] Russell 3000 Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/05
Scudder Aggressive Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,914	$9,544	$5,293	$14,254
	Average annual total return	.86%	-1.54%	-11.95%	4.39%
Class B	Growth of $10,000	$10,129	$9,677	$5,326	$14,076
	Average annual total return	1.29%	-1.09%	-11.84%	4.23%
Class C	Growth of $10,000	$10,430	$9,882	$5,373	$14,054
	Average annual total return	4.30%	-.39%	-11.68%	4.21%
Russell 3000 Growth Index+	Growth of $10,000	$10,115	$9,894	$5,604	$13,987
	Average annual total return	1.15%	-.35%	-10.94%	4.15%
S&P 500 Index++	Growth of $10,000	$10,669	$10,847	$8,516	$18,081
	Average annual total return	6.69%	2.75%	-3.16%	7.44%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 31, 1996. Index returns begin December 31, 1996.
+ The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 3/31/05
Scudder Aggressive Growth Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,059,400	$1,036,500	$1,008,700
	Average annual total return	5.94%	1.20%	.26%
Russell 3000 Growth Index+	Growth of $1,000,000	$1,011,500	$989,400	$966,400
	Average annual total return	1.15%	-.35%	-1.02%
S&P 500 Index++	Growth of $1,000,000	$1,066,900	$1,084,700	$1,097,200
	Average annual total return	6.69%	2.75%	2.82%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.
+ The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/05	$ 13.58	$ 12.63	$ 12.61	$ 13.92
9/30/04	$ 12.05	$ 11.25	$ 11.23	$ 12.30

Class A Lipper Rankings - Multi-Cap Growth Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	134	of	432	31
3-Year	226	of	368	62
5-Year	142	of	245	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,127.00	$ 1,122.70	$ 1,122.90	$ 1,131.70
Expenses Paid per $1,000*	$ 8.27	$ 11.96	$ 12.28	$ 5.37
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,017.15	$ 1,013.66	$ 1,013.36	$ 1,019.90
Expenses Paid per $1,000*	$ 7.85	$ 11.35	$ 11.65	$ 5.09

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Aggressive Growth Fund	1.56%	2.26%	2.32%	1.01%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers Samuel A. Dedio and Robert S. Janis discuss Scudder Aggressive Growth Fund's market environment, performance and strategy during the six-month period ended March 31, 2005.

Q:  How did Scudder Aggressive Growth Fund perform during its most recent semiannual period?

A:  For the six-month period, Scudder Aggressive Growth Fund posted a 12.70% total return. (Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for the performance of other share classes and for more complete performance information.) The fund outperformed both the 4.92% return of the Russell 3000 Growth Index and the 7.11% return of the Lipper Multi-Cap Growth Funds category.1

1 Source: Lipper Inc. The Lipper Multi-Cap Growth Funds category represents funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap growth funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio and three-year earnings growth figure, compared with the US diversified multi-cap funds equity universe.

Q:  What were the best and worst stock performers for the fund?

A:  From industry and stock-specific perspectives, the fund benefited from its overweights in health care providers and services and in specialty retail.2 Stock selection within the latter sector, with our position in Chico's FAS Inc., was another key driver. Chico's FAS is a retailer of private-label women's clothing, accessories and nonclothing gift items under the Chico's and White House brand names. The fund also benefited from strong stock selection in metals and mining, particularly our investment in Peabody Energy Corp., whose principal activity is the mining of coal for sale to electric utilities. The company also carries out other mining activities, including gold mining and the operation of related energy businesses such as coal trading, coal bed methane production, transportation-related services, third-party coal contract restructuring and participation in the development of coal-based generating plants. In addition, our overweight and stock selection in capital markets contributed to performance, with Legg Mason, Inc., providing an attractive gain. Legg Mason is a holding company offering asset management, securities brokerage, investment banking and other related financial services. We continue to hold all three securities.

2 "Overweight" means the fund holds a higher weighting in a given sector than the benchmark index. "Underweight" means the fund holds a lower weighting in a given sector than the benchmark index.

Detractors from performance during the period included our underweight in office electronics and unfavorable stock selection in household durables. Harman International Industries, Inc., within the household durables sector, manufactures high-fidelity audio and electronic "infotainment" systems for vehicle, home audio, video and computer applications. Its brands include JBL, Infinity, Harman/Kardon and Mark Levinson. Harmon maintains engineering and supply agreements with automobile manufacturers such as Daimler Chrysler, BMW, Toyota, Lexus, Audi and Porsche. Harman shares fell in March after an analyst predicted that the company would face stiff cheaper competition. Within the pharmaceuticals industry, our holdings in Pfizer Inc. hurt performance. Pfizer develops, manufactures and markets prescription medications for humans and animals. The company's product line also includes various consumer health care products. We sold Pfizer in January 2005 due to what we viewed as limited growth prospects as well as the potential cardiovascular risk associated with two of its oral Cox-2 inhibitor drugs - Celebrex and Bextra.

Q:  What effect did sector positioning and stock selection have on the fund's results?

A:  We are pleased to report that stock selection had a strong net positive effect and drove the fund's outperformance of the benchmark during the semiannual period. In general, our holdings in health care, financials, consumer discretionary and materials outpaced their counterparts within the benchmark, while our investments in energy and information technology lagged benchmark results. For the period, sector positioning had a net negative effect. While performance was helped by an overweight in telecommunication services and consumer discretionary, our underweight in industrials and overweight in financials detracted from returns.

Q:  What were the major factors affecting stock market performance during the period?

A:  Over the six-month period ended March 31, mid-cap stocks led the domestic market in performance, followed by small caps and large caps; the Russell Midcap Index returned 13.37%, while the Russell 2000 Index and Russell 1000 Index returned 8.00% and 7.71%, respectively.3,4 During the fourth quarter of 2004, as headlines were dominated by the US presidential elections, rising oil prices and the Iraqi situation, the US economy continued on a steady growth path. The equity markets as a whole finished 2004 with strong performance across all size segments. During the first quarter of 2005, investors focused on quality - seeking lower price-to-earnings and higher return on equity - and expressed their preference for larger stocks.5,6 Market factors during the first quarter included higher interest rates (as the Federal Reserve raised interest rates two times), higher oil prices, inflationary pressures and a general lack of appetite for small-cap funds.

3 Market capitalization (e.g., micro-cap, mid-cap, small-cap, large-cap) refers to the market value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid- and small-capitalization. "Large-cap" stocks tend to be more liquid.
4 The Russell Midcap Index represents the mid-cap segment of the US equity universe and includes the smallest 800 securities in the Russell 1000. The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index is an unmanaged, price-only index of the 1,000 largest capitalized companies that are domiciled in the United States and whose common stocks are traded there. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
5 Price-to-earnings ratio (P/E) is the price of a stock divided by its earnings per share and is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per-share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.
6 Return on equity (ROE) is the amount, expressed as a percentage, earned on a company's common stock investment for a given period. ROE is calculated by dividing net income by net worth (common stock equity). Essentially, ROE tells stockholders how effectively their money is being employed by the company whose stock they hold.

Recent economic data have had a somewhat "softer" tone, with payroll growth slowing in March, consumer confidence ticking down and jobless claims edging up. However, this slight cooldown follows a period of strong economic data. On balance, the economy still seems to be expanding reasonably well. The labor market continues to strengthen slowly, consumer demand remains firm and business investment seems robust, allaying fears that firms would retrench after the "accelerated depreciation" federal corporate tax provision (which temporarily expanded tax write-offs for some businesses) expired at the end of 2004.

Looking ahead, we remain cautiously upbeat on growth prospects. Energy prices have moved higher, which may crimp spending, while interest rates have also edged up. The stock market has been treading water, and the dollar has firmed slightly. But current energy prices will likely exert only a moderate drag on activity, and financial conditions remain accommodative, with interest rates still low, credit spreads narrow and capital readily available.7 Further, the strong underlying trend in productivity growth seems intact, which should buoy perceptions of future income and profit prospects.

On the inflation front, prices for goods and services continue to edge up, but we expect price increases to remain within acceptable bands. There still seems to be additional underlying capacity for growth within the economy, as evidenced by a lack of wage growth. In addition, companies' profit margins are generally wide. Thus, if unit labor costs accelerate, competition may prevent firms from passing on these costs to consumers in the form of higher prices. Still, there is less economic slack than a year ago, inflation expectations have inched up, overall economic policy remains stimulative and higher energy/import prices may continue to seep into core consumer price levels. All told, our base-case is still for gradually increasing economic growth. Growth could be even stronger if energy prices recede or if businesses shed whatever lingering caution they are still harboring from the post-boom years.

7 Yield spread, or credit spread, is the difference in yield between non-Treasury bonds, such as corporate bonds or mortgage-backed securities, and Treasury bonds of comparable maturity. If yield spreads are "narrow," for example, it typically means that yields have been declining, and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are "wide," it means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

Q:  In light of the results for the most recent period, how do you view the investment markets at present?

A:  The current backdrop of solid growth, moderate inflation and modest increases in interest rates seems generally supportive of equities. However, even if our analysis is correct, the market's current expectation for corporate earnings seems too optimistic, especially if profit margins flatten and begin to narrow, as we are predicting. The recent struggles of the equity markets suggest that earnings expectations are beginning to come down to more realistic levels, partly because of the recent increases in energy prices.

Given that small-cap stocks have outperformed large-cap stocks for the past six calendar years, many investors have trouble believing that small caps can outperform for a seventh straight year. Within the small-cap area, however, the prices of "growth" stocks remain more attractive than those of "value" stocks.8,9 Historically, small caps and mid caps typically lag large caps when the Fed is raising short-term rates. From a style perspective, growth generally outperforms value within the small- and mid-cap area in a rising-rate environment.

8 A growth stock is a stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.
9 A value stock is a stock of a company whose price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

We believe that the equity market will continue to be a stock picker's market, one where investors reward quality growth companies that have strong fundamentals. We continue to adhere to our fundamental, valuation-sensitive investment process, and we are optimistic that our process will continue to work well in the current market environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	3/31/05	9/30/04

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%

Sector Diversification (As a % of Common Stocks)	3/31/05	9/30/04

Health Care	29%	28%
Information Technology	26%	24%
Consumer Discretionary	17%	18%
Financials	11%	10%
Consumer Staples	5%	2%
Materials	4%	6%
Industrials	4%	5%
Energy	2%	5%
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2005 (25.8% of Net Assets)
1. Triad Hospitals, Inc. Provider of health care services through its ambulatory surgery centers	3.0%
2. Community Health Systems, Inc. Provider of acute health care services in nonurban communities	2.8%
3. Chico's FAS, Inc. Seller of women's clothing and accessories	2.8%
4. Cognos, Inc. Software manufacturer and distributor	2.6%
5. Johnson & Johnson Provider of health care products	2.6%
6. Legg Mason, Inc. Provider of various financial services	2.5%
7. Peabody Energy Corp. Provider of coal	2.5%
8. Celgene Corp. Producer of pharmaceuticals	2.4%
9. Comverse Technologies, Inc. Designer of software for multimedia communications	2.3%
10. The Cheesecake Factory, Inc. Operator of casual dining restaurants	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 16.8%
Hotels Restaurants & Leisure 4.5%
Station Casinos, Inc.	35,800	2,418,290
The Cheesecake Factory, Inc.* (c)	71,050	2,518,722
		4,937,012
Household Durables 1.9%
Harman International Industries, Inc.	24,200	2,140,732
Specialty Retail 6.7%
Aeropostale, Inc.*	75,300	2,466,075
Chico's FAS, Inc.*	107,600	3,040,776
Urban Outfitters, Inc.*	37,900	1,818,063
		7,324,914
Textiles, Apparel & Luxury Goods 3.7%
Columbia Sportswear Co.* (c)	31,500	1,676,745
Polo Ralph Lauren Corp.	60,900	2,362,920
		4,039,665
Consumer Staples 4.6%
Beverages 1.4%
Constellation Brands, Inc. "A"*	29,300	1,549,091
Food & Staples Retailing 1.9%
Wal-Mart Stores, Inc.	42,200	2,114,642
Household Products 1.3%
Jarden Corp.* (c)	30,600	1,403,928
Energy 2.4%
Energy Equipment & Services
BJ Services Co.	24,700	1,281,436
Rowan Companies, Inc.	46,200	1,382,766
		2,664,202
Financials 10.7%
Capital Markets 8.3%
E*TRADE Financial Corp.*	169,400	2,032,800
Investors Financial Services Corp. (c)	40,800	1,995,528
Legg Mason, Inc.	35,250	2,754,435
Lehman Brothers Holdings, Inc.	12,600	1,186,416
The Goldman Sachs Group, Inc.	10,600	1,165,894
		9,135,073
Diversified Financial Services 2.4%
Citigroup, Inc.	25,600	1,150,464
The First Marblehead Corp.* (c)	25,700	1,478,521
		2,628,985
Health Care 28.2%
Biotechnology 3.2%
Amgen, Inc.*	29,500	1,717,195
Charles River Laboratories International, Inc.*	39,600	1,862,784
		3,579,979
Health Care Equipment & Supplies 6.8%
C.R. Bard, Inc.	28,300	1,926,664
Cooper Companies, Inc.	16,900	1,232,010
Fisher Scientific International, Inc.*	20,200	1,149,784
PerkinElmer, Inc.	70,400	1,452,352
Zimmer Holdings, Inc.*	21,500	1,672,915
		7,433,725
Health Care Providers & Services 12.4%
Aetna, Inc.	31,800	2,383,410
Community Health Systems, Inc.*	87,800	3,065,098
Coventry Health Care, Inc.*	28,600	1,948,804
DaVita, Inc.*	29,000	1,213,650
Triad Hospitals, Inc.*	65,600	3,286,560
UnitedHealth Group, Inc.	18,500	1,764,530
		13,662,052
Pharmaceuticals 5.8%
Amylin Pharmaceuticals, Inc.* (c)	49,800	871,002
Celgene Corp.*	78,200	2,662,710
Johnson & Johnson	42,000	2,820,720
		6,354,432
Industrials 3.9%
Commercial Services & Supplies 1.5%
Avery Dennison Corp.	26,200	1,622,566
Machinery 2.2%
Caterpillar, Inc.	13,900	1,271,016
Dover Corp.	28,800	1,088,352
		2,359,368
Marine 0.2%
Diana Shipping, Inc.*	16,000	264,640
Information Technology 26.1%
Communications Equipment 4.0%
Cisco Systems, Inc.*	106,600	1,907,074
Comverse Technologies, Inc.*	100,200	2,527,044
		4,434,118
Computers & Peripherals 8.2%
Avid Technology, Inc.*	36,700	1,986,204
Dell, Inc.*	60,600	2,328,252
EMC Corp.*	121,600	1,498,112
NCR Corp.*	34,000	1,147,160
QLogic Corp.*	50,500	2,045,250
		9,004,978
Internet Software & Services 4.8%
Check Point Software Technologies Ltd.*	73,300	1,593,542
Fastclick, Inc.*	6,400	76,800
Google, Inc. "A"*	6,200	1,119,162
VeriSign, Inc.*	87,300	2,505,510
		5,295,014
IT Consulting & Services 1.5%
Paychex, Inc.	50,500	1,657,410
Semiconductors & Semiconductor Equipment 3.5%
International Rectifier Corp.*	41,000	1,865,500
Linear Technology Corp.	51,700	1,980,627
		3,846,127
Software 4.1%
Cognos, Inc.*	69,100	2,898,054
Microsoft Corp.	64,700	1,563,799
		4,461,853
Materials 4.1%
Containers & Packaging 1.6%
Packaging Corp. of America	72,500	1,761,025
Metals & Mining 2.5%
Peabody Energy Corp.	58,800	2,725,968
Telecommunication Services 2.2%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"*	109,600	2,406,816
Total Common Stocks (Cost $86,546,909)		108,808,315

Securities Lending Collateral 4.1%
Daily Assets Fund Institutional, 2.83% (d) (e) (Cost $4,516,298)	4,516,298	4,516,298

Cash Equivalents 2.5%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $2,755,607)	2,755,607	2,755,607

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $93,818,814) (a)	105.6	116,080,220
Other Assets and Liabilities, Net	(5.6)	(6,128,001)
Net Assets	100.0	109,952,219

* Non-income producing security.
(a) The cost for federal income tax purposes was $93,818,814. At March 31, 2005, net unrealized appreciation for all securities based on tax cost was $22,261,406. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,009,651 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,748,245.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2005 amounted to $4,452,562, which is 4.0% of net assets.
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $86,546,909) - including $4,452,562 of securities loaned	$ 108,808,315
Investment in Daily Assets Fund Institutional (cost $4,516,298)*	4,516,298
Investment in Scudder Cash Management QP Trust (cost $2,755,607)	2,755,607
Total Investments in securities, at value (cost $93,818,814)	116,080,220
Dividends receivable	35,319
Receivable for investments sold	582,880
Interest receivable	8,381
Receivable for Fund shares sold	312,270
Other assets	59,943
Total assets	117,079,013
Liabilities
Payable for Fund shares redeemed	992,014
Payable for investments purchased	1,180,279
Payable upon return of securities loaned	4,516,298
Accrued management fee	62,916
Other accrued expenses and payables	375,287
Total liabilities	7,126,794
Net assets, at value	$ 109,952,219
Net Assets
Net assets consist of: Accumulated net investment loss	(301,338)
Net unrealized appreciation (depreciation) on investments	22,261,406
Accumulated net realized gain (loss)	(95,885,934)
Paid-in capital	183,878,085
Net assets, at value	$ 109,952,219

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Shares Net Asset Value and redemption price(a) per share ($65,512,420 / 4,823,993 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.58
Maximum offering price per share (100 / 94.25 of $13.58)	$ 14.41
Class B Shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge)(a) per share ($27,471,481 / 2,175,101 shares  outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.63
Class C Shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge)(a) per share ($16,947,999 / 1,344,243 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.61
Institutional Class Shares
Net Asset Value, offering and redemption price(a) per share ($20,319 / 1,460 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.92

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 751,019
Interest - Scudder Cash Management QP Trust	29,627
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	7,028
Total Income	787,674
Expenses: Management fee: Basic fee	381,155
Performance adjustment	(48,904)
Services to shareholders	430,972
Custodian	4,856
Distribution service fees	317,173
Auditing	22,495
Legal	10,697
Trustees' fees and expenses	6,810
Reports to shareholders	48,940
Registration fees	29,850
Interest expense	1,027
Other	4,753
Total expenses, before expense reductions	1,209,824
Expense reductions	(121,182)
Total expenses, after expense reductions	1,088,642
Net investment income (loss)	(300,968)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	3,862,384
Net unrealized appreciation (depreciation) during the period on investments	10,541,998
Net gain (loss) on investment transactions	14,404,382
Net increase (decrease) in net assets resulting from operations	$ 14,103,414

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004
Operations: Net investment income (loss)	$ (300,968)	$ (2,144,065)
Net realized gain (loss) on investment transactions	3,862,384	11,113,063
Net unrealized appreciation (depreciation) during the period on investment transactions	10,541,998	(6,851,809)
Net increase (decrease) in net assets resulting from operations	14,103,414	2,117,189
Fund share transactions: Proceeds from shares sold	13,831,306	38,465,801
Cost of shares redeemed	(35,199,445)	(62,414,760)
Redemption fees	649	-
Net increase (decrease) in net assets from Fund share transactions	(21,367,490)	(23,948,959)
Increase (decrease) in net assets	(7,264,076)	(21,831,770)
Net assets at beginning of period	117,216,295	139,048,065
Net assets at end of period (including accumulated net investment loss of $301,338 and $370, respectively)	$ 109,952,219	$ 117,216,295

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.05	$ 11.91	$ 8.63	$ 11.34	$ 22.88	$ 15.42
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.15)	(.11)	(.08)	.04	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	1.55	.29	3.39	(2.63)	(11.41)	7.46
Total from investment operations	1.53	.14	3.28	(2.71)	(11.37)	7.46
Less distributions from: Net realized gains on investment transactions	-	-	-	-	(.17)	-
Redemption fees	.00[c]	-	-	-	-	-
Net asset value, end of period	$ 13.58	$ 12.05	$ 11.91	$ 8.63	$ 11.34	$ 22.88
Total Return (%)[d]	12.70**e	1.18	38.01	(23.90)	(49.95)	48.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	69	75	59	86	142
Ratio of expenses before expense reductions (%)	1.70*	1.53	1.43	1.27	1.51[f]	1.40
Ratio of expenses after expense reductions (%)	1.56*	1.53	1.43	1.27	1.51[f]	1.40
Ratio of net investment income (loss) (%)	(.22)*	(1.15)	(1.01)	(.62)	.21	(.01)
Portfolio turnover rate (%)	74*	82	124	41	44	101
[a] For the six months ended March 31, 2005 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005 per share.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction was 1.47%.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.25	$ 11.22	$ 8.20	$ 10.86	$ 22.14	$ 15.06
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.25)	(.18)	(.16)	(.12)	(.20)
Net realized and unrealized gain (loss) on investment transactions	1.43	.28	3.20	(2.50)	(10.99)	7.28
Total from investment operations	1.38	.03	3.02	(2.66)	(11.11)	7.08
Less distributions from: Net realized gains on investment transactions	-	-	-	-	(.17)	-
Redemption fees	.00[c]	-	-	-	-	-
Net asset value, end of period	$ 12.63	$ 11.25	$ 11.22	$ 8.20	$ 10.86	$ 22.14
Total Return (%)[d]	12.27**e	.27[e]	36.83	(24.49)	(50.45)	47.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27*	31	42	36	55	98
Ratio of expenses before expense reductions (%)	2.71*	2.55	2.22	2.08	2.48[f]	2.33
Ratio of expenses after expense reductions (%)	2.26*	2.51	2.22	2.08	2.48[f]	2.32
Ratio of net investment income (loss) (%)	(.92)*	(2.13)	(1.80)	(1.43)	(.75)	(.95)
Portfolio turnover rate (%)	74*	82	124	41	44	101
[a] For the six months ended March 31, 2005 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005 per share.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.41%.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.23	$ 11.20	$ 8.18	$ 10.83	$ 22.11	$ 15.06
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.25)	(.17)	(.16)	(.15)	(.22)
Net realized and unrealized gain (loss) on investment transactions	1.44	.28	3.19	(2.49)	(10.96)	7.27
Total from investment operations	1.38	.03	3.02	(2.65)	(11.11)	7.05
Less distributions from: Net realized gains on investment transactions	-	-	-	-	(.17)	-
Redemption fees	.00[c]	-	-	-	-	-
Net asset value, end of period	$ 12.61	$ 11.23	$ 11.20	$ 8.18	$ 10.83	$ 22.11
Total Return (%)[d]	12.29**e	.27	36.92	(24.47)	(50.52)	46.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	18	21	15	19	27
Ratio of before expense reductions (%)	2.38*	2.47	2.20	2.06	2.62[f]	2.43
Ratio of expenses after expense reductions (%)	2.32*	2.47	2.20	2.06	2.62[f]	2.43
Ratio of net investment income Class (%)	(.98)*	(2.09)	(1.78)	(1.41)	(.92)	(1.05)
Portfolio turnover rate (%)	74*	82	124	41	44	101
[a] For the six months ended March 31, 2005 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005 per share.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.57%.
* Annualized
** Not annualized

Institutional Class
Years Ended September 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.30	$ 12.02	$ 8.68	$ 13.65
Income (loss) from investment operations: Net investment income (loss)[c]	.02	(.08)	(.04)	(.00)[d]
Net realized and unrealized gain (loss) on investment transactions	1.60	.36	3.38	(4.97)
Redemption fees	.00[d]	-	-	-
Total from investment operations	1.62	.28	3.34	(4.97)
Net asset value, end of period	$ 13.92	$ 12.30	$ 12.02	$ 8.68
Total Return (%)	13.17**e	2.50[e]	38.48	(36.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.02	.007	.009	4
Ratio of expenses before expense reductions (%)	1.64*	3.62	.82	.63*
Ratio of expenses after expense reductions (%)	1.01*	1.01	.82	.63*
Ratio of net investment income (loss) (%)	.33*	(.63)	(.40)	(.03)*
Portfolio turnover rate (%)	74*	82	124	41
[a] For the six months ended March 31, 2005 (Unaudited).
[b] For the period December 3, 2001 (commencement of operations of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005 per share.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Aggressive Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. Prior to August 16, 2004, the Fund was classified as a non-diversified management investment company.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $99,748,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($1,684,000), September 30, 2010 ($14,258,000), September 30, 2011 ($31,028,000) and September 30, 2012 ($52,778,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $42,658,147 and $62,345,263, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to 1/12 of the annual rate of 0.65% of the Fund's average daily net assets which is then adjusted monthly upward or downward by a maximum of 0.20% based upon the performance for the immediately preceding twelve months of the Class A shares of the Fund as compared to the performance of the Standard & Poor's 500 Stock Index.

Accordingly, for the six months ended March 31, 2005, the fee pursuant to the Management Agreement, including the performance adjustment, was equivalent to an annualized effective rate of 0.57% of the Fund's average net assets.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.50%, 1.50%, 1.50% and 1.00% of average daily net assets for Class A, B, C and Institutional Class, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

In addition, through September 30, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.556%, 2.261% and 2.314% for Class A, B and C shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2005, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at March 31, 2005
Class A	$ 185,500	$ 46,790	$ 127,891
Class B	119,295	67,157	82,043
Class C	42,660	6,073	51,513
Institutional Class	77	68	-
	$ 347,532	$ 120,088	$ 261,447

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2005
Class B	$ 112,064	$ 20,100
Class C	68,893	12,856
	$ 180,957	$ 32,956

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the six months ended March 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2005	Annualized Effective Rate
Class A	$ 78,885	$ 11,526.23%
Class B	34,366	6,318.23%
Class C	22,965	4,648.25%
	$ 136,216	$ 22,492

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2005 aggregated $4,803.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended March 31, 2005, the CDSC for Class B and C shares aggregated $83,181 and $519, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2005, SDI received $0.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $42 and $44, respectively.

D. Expense Reductions

For the six months ended March 31, 2005, the Advisor agreed to reimburse the Fund $1,078, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2005, the Fund's custodian fees were reduced by $16 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement. There were no borrowings outstanding at the end of the period. Interest expense incurred on borrowings amounted to $1,027 during the six months ended March 31, 2005. The average dollar amount of the borrowings was $3,275,000 and the weighted average interest rate on these borrowings was 2.82%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	822,804	$ 10,770,869	1,935,747	$ 24,536,005
Class B	101,359	1,228,170	720,190	8,618,144
Class C	149,695	1,817,294	446,870	5,305,456
Institutional Class	1,183	14,973	543	6,196
		$ 13,831,306		$ 38,465,801
Shares redeemed
Class A	(1,687,282)	$ (22,212,010)	(2,571,552)	$ (32,535,499)
Class B	(661,753)	(8,065,890)	(1,761,196)	(20,869,284)
Class C	(399,444)	(4,917,940)	(756,270)	(9,001,098)
Institutional Class	(266)	(3,605)	(740)	(8,879)
		$ (35,199,445)		$ (62,414,760)
Redemption Fees		$ 649		$ -
Net increase (decrease)
Class A	(864,478)	$ (11,440,608)	(635,805)	$ (7,999,494)
Class B	(560,394)	(6,837,669)	(1,041,006)	(12,251,140)
Class C	(249,749)	(3,100,581)	(309,400)	(3,695,642)
Institutional Class	917	11,368	(197)	(2,683)
		$ (21,367,490)		$ (23,948,959)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Fund Merger

On March 9, 2005, the Trustees of the Fund approved, in principle, the merger of the Fund into Scudder Mid Cap Growth Fund, which is managed by the same portfolio manager. Completion of the merger is subject to a number of conditions, including final approval by the Fund's Trustees and approval by the shareholders of the Fund at a shareholder meeting expected to be held within approximately the next six months.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KGGAX	KGGBX	KGGCX	KGGIX
CUSIP Number	81111M-107	81111M-206	81111M-305	81111M-404
Fund Number	73	273	373	1473

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Aggressive Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Aggressive Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Chief Financial Officer

Date:                               May 31, 2005